SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : May 25, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-03             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.


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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On May 25, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 25, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  June 9, 1999            By:   /s/ Kimberly Costa

                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         May 25, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 25, 1999

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                              STATEMENT TO CERTIFICATEHOLDERS
                                       May 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance            Interest       Principal      Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      152,951,000.00    150,619,675.86      866,063.14     418,241.91     1,284,305.05   0.00      0.00      150,201,433.95
AP1         933,405.00        931,928.21            0.00         782.77           782.77   0.00      0.00          931,145.44
A2       76,965,000.00     74,977,285.29      421,747.23   2,077,948.91     2,499,696.14   0.00      0.00       72,899,336.38
AP2         784,915.00        769,920.25            0.00         839.94           839.94   0.00      0.00          769,080.31
A3       33,914,000.00     33,638,207.33      183,608.55     102,240.86       285,849.41   0.00      0.00       33,535,966.47
AP3         844,678.00        838,990.69            0.00       2,843.43         2,843.43   0.00      0.00          836,147.26
B1        8,662,000.00      8,644,840.33       49,707.83       8,668.60        58,376.43   0.00      0.00        8,636,171.73
B2        6,351,000.00      6,338,418.49       36,445.91       6,335.84        42,801.75   0.00      0.00        6,332,062.65
B3        2,741,000.00      2,735,570.00       16,729.53       2,743.09        18,472.62   0.00      0.00        2,732,826.91
B4        1,443,000.00      1,440,141.37        8,280.81       1,444.10         9,724.91   0.00      0.00        1,438,697.27
B5          865,000.00        863,286.41        4,963.90         865.66         5,829.56   0.00      0.00          862,420.75
B6        2,318,513.06      2,313,920.03       13,305.05       2,320.28        15,625.33   0.00      0.00        2,311,599.75
R               100.00            100.00            0.58           0.00             0.58   0.00      0.00              100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS  288,773,611.06    284,112,284.26    1,599,852.53   2,625,295.39     4,225,147.92   0.00      0.00      281,486,988.87
----------------------------------------------------------------------------------------------------------------------------------

AX2      76,965,000.00     74,977,285.29        9,372.16           0.00         9,372.16   0.00      0.00       72,899,336.38
AX3      33,914,000.00     33,638,207.33        9,811.14           0.00         9,811.14   0.00      0.00       33,535,966.47
----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                           Pass-through Rates
--------------------------------------------------------------------------------      ---------------------------
                Prior                                               Current                            Current
                Principal                                           Principal         Class            Pass-thru
Class   cusip   Factor          Interest    Principal      Total    Factor                             Rate
----------------------------------------------------------------------------------------------------------------------------------
A1   863572zj5   984.7577058    5.662357     2.734483     8.396840   982.0232228     A1                6.900000%
AP1  863572zk2   998.4178465    0.000000     0.838618     0.838618   997.5792287     AP1               0.000000%
A2   863572zl0   974.1737841    5.479728    26.998622    32.478349   947.1751625     A2                6.750000%
AP2  863572zm8   980.8963391    0.000000     1.070103     1.070103   979.8262360     AP2               0.000000%
A3   863572zt3   991.8678814    5.413946     3.014710     8.428655   988.8531718     A3                6.550000%
AP3  863572zu0   993.2668899    0.000000     3.366289     3.366289   989.9006012     AP3               0.000000%
B1   863572zp1   998.0189714    5.738609     1.000762     6.739371   997.0182094     B1                6.900000%
B2   863572zq9   998.0189718    5.738610     1.000762     6.739372   997.0182097     B2                6.900000%
B3   863572zr7   998.0189712    5.738610     1.000762     6.739372   997.0182087     B3                6.900000%
B4   863572zw6   998.0189674    5.738607     1.000762     6.739369   997.0182051     B4                6.900000%
B5   863572zx4   998.0189711    5.738613     1.000763     6.739376   997.0182081     B5                6.900000%
B6   863572zy2   998.0189760    5.738613     1.000762     6.739375   997.0182139     B6                6.900000%
R    863572zs5 1,000.0000000    5.800000     0.000000     5.800000 1,000.0000000     R                 6.900000%
----------------------------------------------------------------------------------------------------------------------------------
Totals           983.8581968    5.540162     9.091189    14.631351   974.7670081
----------------------------------------------------------------------------------------------------------------------------------

AX2   863572zn6       974.17    0.121772     0.000000     0.121772        947.18     AX2               0.150000%
AX3   863572zv8       991.87    0.289295     0.000000     0.289295        988.85     AX3               0.350000%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       May 25, 1999


Sec. 4.03(i)    Unscheduled Principal Amounts                                        2,338,978.95
                Group 1 Unscheduled Principal                                          301,157.53
                Group 2 Unscheduled Principal                                        2,017,986.04
                Group 3 Unscheduled Principal                                           10,835.38

Sec. 4.03(iv)   Aggregate Advances                                                   1,578,696.62
                Group 1 Advances                                                       874,267.92
                Group 2 Advances                                                       461,961.31
                Group 3 Advances                                                       242,467.39


Sec. 4.03(v)    Ending Principal Balance                                           281,486,990.69
                Group 1 Principal Balance                                          164,033,317.52
                Group 2 Principal Balance                                           80,184,933.31
                Group 3 Principal Balance                                           37,268,739.86


Sec. 4.03(vii)  Current Period Realized Losses                                               0.00
                Group 1 Current Period Realized Losses                                       0.00
                Group 2 Current Period Realized Losses                                       0.00
                Group 3 Current Period Realized Losses                                       0.00

                Bankruptcy Losses                                                            0.00
                Fraud Losses                                                                 0.00
                Special Hazard Losses                                                        0.00

                Bankruptcy Loss Amount                                                 100,000.00
                Fraud Loss Amount                                                    5,775,472.00
                Special Hazard Loss Amount                                           5,709,530.60

                Servicing Fees                                                         112,622.43
                Master Servicing Fees                                                   71,028.07
                Trustee Fees                                                             1,894.08

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       5         1,761,315.30        1.07%
                2 Months      0                 0.00        0.00%
                3+ Months     0                 0.00        0.00%
                Total         5         1,761,315.30        1.07%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month       4         1,503,491.27        1.88%
                2 Months      0                 0.00        0.00%
                3+ Months     0                 0.00        0.00%
                Total         4         1,503,491.27        1.88%

                     Group 3
                Category      Number    Principal Balance   Percentage
                1 Month       1           641,725.09        1.72%
                2 Months      1           129,132.84        0.35%
                3+ Months     0                 0.00        0.00%
                Total         2           770,857.93        2.07%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month       10        3,906,531.66        1.39%
                2 Months       1          129,132.84        0.05%
                3+ Months      0                0.00        0.00%
                Total         11        4,035,664.50        1.44%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       May 25, 1999


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Kimberly Costa
                        THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3247
                       email: kimberly.k.costa@chase.com
                     ---------------------------------------

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